Exhibit q

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Jeff B. Curtis as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Strategic Value Fund, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  September  15, 2000



                                                     /s/ Richard L. Woolworth
                                                     ---------------------------
                                                     Richard L. Woolworth

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Jeff B. Curtis as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Strategic Value Fund, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  September 29, 2000



                                                     /s/ James C. George
                                                     ---------------------------
                                                     James C. George

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Jeff B. Curtis as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Strategic Value Fund, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  September 29, 2000



                                                     /s/ J. Jerry Inskeep, Jr.
                                                     ---------------------------
                                                     J. Jerry Inskeep, Jr.

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Jeff B. Curtis as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Strategic Value Fund, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  September 29, 2000


                                                     /s/ Patrick J. Simpson
                                                     ---------------------------
                                                     Patrick J. Simpson

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Jeff B. Curtis as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Strategic Value Fund, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


Dated:  September 29, 2000


                                                     /s/ Jeffrey L. Lunzer
                                                     ---------------------------
                                                     Jeffrey L. Lunzer